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Exhibit 10.17

Board of Directors
First Priority Group, Inc.
51 East Bethpage Road
Plainview, New York 11803

        Re: Subscription to Purchase Shares of First Priority Group, Inc. Common Stock and Warrant

Gentlemen:

(1)     Subscription:

(A) The undersigned hereby subscribes to purchase $______________________ of units, or __________________ units. Each unit shall consist of one (1) share of the $.015 par value common stock ("Common Stock") of First Priority Group, Inc. (the "Company") and a warrant, as hereinafter described (the "Warrant") (collectively the "Unit"). The per Unit offering price shall be $4.01, of which $4.00 shall be for each share of Common Stock purchased (the "Share Price") and $.01 for each Warrant purchased (the "Warrant Price"), and the undersigned hereby tenders payment in the amount of _________________________________ for the subscribed for number of Units by certified check, bank draft or wire transfer made payable to Muenz & Meritz, P.C. for deposit into its Master Escrow Attorney Trust Account, into a segregated, non-interest bearing bank account.

        Each Warrant entitles the holder to purchase one (1) share of Common Stock for $5.75 during the five year period commencing on the date this Subscription Agreement (the "Agreement") is accepted by the Company. The Warrant will contain the other terms and conditions set forth in the form of Warrant attached hereto as Exhibit A.

In connection with this subscription, the undersigned hereby executes this Agreement and acknowledges that the undersigned has received, read, understands and is familiar with:

        (i) the Company's Annual Report (Form 10-KSB) filed with the Securities and Exchange Commission (the "Commission") for the fiscal year ended December 31, 1996;

        (ii) Quarterly Reports (Form 10-QSB) filed with the Commission for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997;

        (iii) press releases and any other public information statements disseminated by the Company for the period since the Company's last Quarterly Report (Form 10-QSB);

        (iv)    the Due Diligence package provided by the Company;


(B) The undersigned further acknowledges that, except as set forth herein or contemplated by Section 10 and except as set forth in such reports and information made available to the undersigned by the Company or the parties set forth above, no representations or warranties have been made to the undersigned, or to the undersigned's advisors by the Company, or by any person acting on behalf of

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        the Company, with respect to the offer or sale of the Units and/or the economic, tax or any other aspects or consequences of a purchase of the Units and/or the investment made thereby. Further, the undersigned has not relied upon any information concerning the Company, written or oral, other than that set forth herein, contemplated by Section 10, or contained in the aforementioned reports and information.

(C) The undersigned hereby acknowledges that the undersigned has had an opportunity to ask questions of, and receive answers from persons acting on behalf of the Company to verify the accuracy and completeness of the information set forth in such reports prior to sale and the undersigned hereby acknowledges that the undersigned has not requested the Company to provide any additional information.

(2)     Subscriber's Representations and Warranties:

The undersigned subscriber represents and warrants to the Company:

(A) The Units are being issued to the undersigned by the Company for investment only, for the undersigned's own account, and are not being purchased by the undersigned with a view to distribution of such Common Stock, or for the offer and/or sale in connection with any distribution thereof. The undersigned is not participating, directly or indirectly, in an underwriting of the Common Stock or in any similar undertaking. The undersigned has no present plans to enter into any contract, undertaking, agreement, or arrangement which would entail an underwriting of such Common Stock or any similar distribution thereof.

(B) The undersigned is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the Commission, which shall mean any person who comes within any of the following categories:

    (i) Any bank as defined in section 3(a)(2) of Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934 (the "Exchange Act"); any insurance company as defined in section 2(13) of Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

   (ii) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

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  (iii) Any organization described in Section 501(c)(3) of the Internal Revenue
        Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

  (iv) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

  (v) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

  (vi) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)
        (2)(ii); and

  (vii) Any entity in which all of the equity owners are accredited investors.

(C) All of the representations and information provided in the undersigned's Confidential Purchaser Questionnaire, and any additional information that the undersigned has furnished to the Company with respect to the undersigned's financial position are accurate and complete as of the date of this Agreement. If there should be any material adverse change in any such representations or information prior to the issuance of the Units to the undersigned, the undersigned will immediately furnish accurate and complete information concerning any such material change to the Company.

(D) The undersigned has not been organized or reorganized for the specific purpose of acquiring the Units. If the undersigned is a corporation, it has enclosed with this Agreement copies of its Articles of Incorporation, Bylaws and the corporate resolution authorizing the individual executing the signature page so to act on behalf of the corporation, all of which have been certified by the Secretary or an

        Assistant Secretary of the corporation as being true and correct copies thereof and in full force and effect. If the undersigned is a partnership, trust, limited liability company or other entity, the undersigned has enclosed with this Agreement a copy of its Partnership Agreement or Certificate of Formation (or other governing agreement) or a copy of its Declaration of Trust (or other governing instrument), as the case may be and, in the case of a limited liability company, resolutions authorizing the individual executing the signature page so to act on behalf of the limited liability company. All such documentation is complete, current and correct as of the date hereof.

(E) The undersigned understands that there is no guarantee of profits or against loss as a result of purchasing the Units and the undersigned hereby states that the undersigned can afford a complete loss of the investment in such Units. The undersigned further warrants that the undersigned's present financial condition is such that the undersigned has no present or perceived future need to dispose of any portion of the Units to satisfy any existing or contemplated undertaking, obligation, need or indebtedness. Consequently, the undersigned represents that the undersigned has sufficient liquid assets to pay the full purchase price for the Units, has adequate means for providing for the undersigned's current needs and possible contingencies and has no current need to liquidate any of the undersigned's investment in the Company.

(F) The undersigned has been represented by such legal counsel and other advisors, each of whom has been personally selected by the undersigned, as the undersigned has found necessary to consult,

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        concerning the purchase of the Units. The undersigned has such knowledge or experience in business and financial matters to evaluate the information set forth in the aforementioned reports, press releases and/or other information communicated by the Company to the undersigned and the risks associated with this investment, and to make an informed investment decision with respect hereto. To the extent that the undersigned has found it necessary to consult with any such counsel and/or advisors concerning the purchase of the Units, the undersigned has relied upon their advice and counsel in making such investment decision.

(G) The undersigned is a resident of the jurisdiction set forth below the undersigned's name on the signature page of this Agreement.

(3)     Company's Representations and Warranties.

        The Company, by accepting this subscription, represents and warrants to the undersigned subscriber as follows:

(A) the information contained in the reports, press releases, and other information distributed and/or communicated by the Company as described in Section (1)(A) of this Agreement contain no untrue statements of material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

(B) as of the date of the Agreement, there have been no material, adverse changes in the Company's operations or financial condition since the applicable dates of the aforementioned reports, press releases, and other information distributed and/or communicated by the Company.

(C) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. The Company is duly qualified or registered and in good standing as a foreign corporation duly authorized to do business in each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company's operations or financial condition. The Company has all requisite legal power and authority to own or lease and operate its properties and assets and to carry on its business as now conducted.

(D) the execution and delivery of this Agreement and the Warrants by the Company and the performance of the obligations of the Company contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action. The Company has the right, power and authority to enter into and perform this Agreement and the Warrants. This Agreement and the Warrants have been duly executed and delivered by the Company. This Agreement and the Warrants constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

(E) the Common Stock to be issued hereunder and under the Warrants is duly authorized, and upon issuance pursuant to the terms of this Agreement, or the Warrant, as the case may be, will be duly and validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders, the Common Stock is not subject to preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.

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(F)     the execution and delivery of this Agreement and the Warrants by the
        Company and the performance of the obligations of the Company contemplated hereby and thereby do not and will not, with or without the giving of notice or the lapse of time or both, (1) result in a breach of, conflict with any terms and provisions of, or constitute a default under, or result in the creation, modification, termination, or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any material indenture, mortgage, deed of trust, loan or credit agreement, or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the material property or assets of the Company is subject; (2) result in any violation of any provision of the Certificate of Incorporation or the By-laws of the Company; (3) violate any existing applicable law, rule, regulation, judgement, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business; or (4) have a material adverse effect on any material permit, license, certificate, registration, approval, consent, license or franchise concerning the Company.

(G) as of the date of this Agreement, to the best knowledge of the Company, the Company does not have any liabilities that are reasonably likely to have, individually or in the aggregate, a material adverse effect on the Company, other than those liabilities which are accrued or reserved against in the balance sheets of the Company as of December 31, 1995 and 1996 and September 30, 1997. To the best knowledge of the Company, the Company has not incurred or paid any liability since September 30, 1997, except for such liabilities incurred or paid in the ordinary course of business consistent with past business practice.

(H) as of the date of this Agreement, all of the agreements and contracts to which it or one of its subsidiaries is a party are valid, binding and fully enforceable against the respective parties thereto in accordance with their respective terms.

(I) as of the date of this Agreement, the Company is in material compliance with all requirements of law, Federal, state and local, and all requirements of governmental bodies or agencies having jurisdiction over it, the conduct of its business, the use of its properties and assets, and all premises occupied by it, and, without limiting the foregoing, the Company has paid all monies and obtained all material licenses, permits certificates, and authorizations needed or required for the conduct of its business and the use of its properties and the premises occupied by it. The Company has properly filed all material reports and other documents required to be filed with any Federal, state, local and foreign government or subdivision or agency thereof. The Company has not received any notice that it has not heretofore complied with, from any Federal, state, or municipal authority or any insurance or inspection body that any of its properties, facilities, equipment, or business procedures or practices, fail to comply with any applicable law, ordinance, regulation, building, or zoning law, or requirement of any public authority or body, that should the Company not comply with, would have a material adverse effect upon the Company.

(J) the Subscription Agreement hereby offered to the undersigned contains substantially the same terms and conditions as those other Subscription Agreements offered to other investors on or about on the date hereof.

(4)     Securities Law Restrictions on Transfers.

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        The undersigned understands that the offer and/or sale of the Units to the undersigned is not required to be registered under the Securities Act of

1933, as amended (the "Securities Act") by reason of a specific exemption for the offer and sale of the Units under the provisions of Regulation D promulgated by the Commission. The undersigned further understands that, except as provided in Section (5) below, the Company has not agreed to register the Units for distribution and/or resale in accordance with the provisions of the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act"), or to register the Units for distribution and/or resale under any applicable state securities laws. Hence, it is the undersigned's understanding that by virtue of the provisions of certain rules respecting "restricted securities" promulgated under such federal and/or state laws, unless such secondary distribution and/or resale is registered as provided in Section (5) below, the Units which the undersigned is purchasing by virtue of this Agreement must be held indefinitely and may not be sold, transferred, pledged, hypothecated or otherwise encumbered for value, unless and until such secondary distribution and/or resale is subsequently registered under such federal and/or state securities laws or unless an exemption from registration is available, in which case the undersigned still may be limited as to the amount of the Common Stock that may be sold, transferred, pledged and/or encumbered for value.

        The undersigned, therefore, agrees that any certificates evidencing the Common Stock and Warrants received by the undersigned and the Common Stock issuable under the Warrant, by virtue of this Agreement, shall be stamped or otherwise imprinted with a conspicuous legend to give notice of the securities law transfer restrictions set forth herein and the undersigned acknowledges that the Company may cause stop transfer orders to be placed on the undersigned's account. The legend shall be in substantially the following form:

        NO SALE, OFFER TO SELL, OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.

(5)     Registration Rights.

(A)     Registration

        (i) Grant of Right. The Company shall have the obligation to use its best efforts to register the shares of Common Stock and Warrants comprising the Units and the shares of Common Stock issuable upon the exercise of the Warrants comprising the Units (collectively, the "Registrable Securities"), as soon practicable under the Securities Act within the six month period commencing on the day that the Common Stock of the Company is first traded on the NASDAQ National Market System or the NASDAQ Small Cap Market of The Nasdaq Stock Market, Inc. ("Nasdaq").

        (ii) Expenses. The Company will pay all Registration Expenses in connection with the Registrable Securities. The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the provisions of this Section 5, including, without limitation, (i) all registration or filing fees imposed by the Commission or the

               National Association of Securities Dealers, Inc. ("NASD"), (ii) all fees and expenses of complying with state securities or blue sky laws, (iii) all word processing, duplicating and printing expenses,

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               (iv) messenger and delivery expenses, (v) the fees and
               disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters or legal opinions required by or incident to such performance and compliance, (vi) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered (if the Company elects to obtain any such insurance), and (vii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding (x) underwriting discounts and commissions applicable to sales of Registrable Securities.

               (iii) Registration Procedures. When the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in this Section 5, the Company will as expeditiously as possible:

                      (a) prepare and promptly after the Common Stock is first traded on Nasdaq file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments thereto, the Company will furnish to counsel selected by the holders whose Registrable Securities are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                      (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective until all of the Registrable Securities are sold (or all are eligible for resale without restriction under Rule 144(k), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                      (c) furnish to each seller of Registrable Securities

                      covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits, but only one copy thereof to each such seller), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents in order to facilitate the disposition of the Registrable Securities owned by such seller, as such seller may reasonably request;

                      (d) use its best efforts to register or qualify such Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, provided that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any

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                      jurisdiction where it would not otherwise be required to
                      qualify but for the requirements of this subdivision (d);

                      (e) use its best efforts to cause all Registrable Securities covered by such registration statement or the intended method of resale thereof to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company or the intended method of resale of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                      (f) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller, promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                      (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller of Registrable Securities at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any such amendment or supplement to which any such seller or any Requesting Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder; and

                      (h) in connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, to give the holders of Registrable Securities registered under such registration statement, and their counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

(B) "Piggy-Back" Registration.

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        (i)     Grant of Right. Additionally, the holders of these Units shall have the right for a period of seven years from the date this Agreement is accepted by the Company to include all or any part of the Registrable Securities as part of any registration of securities filed by the Company (other than on Form S-4, or pursuant to Form S-8 or any equivalent form); provided, however, that if, in the written opinion of the Company's managing underwriter or underwriters, if any, for such offering (the "Underwriter"), the inclusion of the Registrable Securities, when added to the securities being registered by the Company or the selling stockholder(s), will exceed the maximum amount of the Company's securities which can be marketed (a) at a price reasonably related to their then current market value, or (b) without materially and adversely affecting the entire offering, the Company shall nevertheless register all or any portion of the Registrable Securities required to be so registered but such Registrable Securities shall not be sold by the holders until 90 days after the registration statement for such offering has become effective or for such longer period as the managing underwriter may require, but not exceeding 180 days; and provided further that, if any securities are registered for sale on behalf of other stockholders in such offering and such stockholders have not agreed to defer such sale until the expiration of such period, the number of securities to be sold by all stockholders in such public offering during such period shall be apportioned pro rata among all such selling stockholders, including all holders of the Registrable Securities, according to the total amount of securities of the Company owned by said selling stockholders, including all holders of the Registrable Securities.

        (ii) Terms. In the event of such a proposed registration, the Company shall furnish the then holders of outstanding Registrable Securities with not less than thirty days written notice prior to the proposed date of filing of such registration statement. Such notice to the holders shall continue to be given for each registration statement filed by the Company until such time as all of the Registrable Securities have been sold by the holder. The holders of the Registrable Securities shall exercise the "piggy-back" rights provided for herein by giving written notice, within twenty days of the receipt of the Company's notice of its intention to file a registration statement.

        (iii) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities.

        (iv) Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in this Section 5(B), the Company will as expeditiously as possible:

                      (a) prepare and as soon thereafter as possible file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments thereto, the Company will furnish to counsel selected by the holders whose

                      Registrable Securities are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                      (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective until all of the

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                      Registrable Securities are sold (or all are eligible for
                      resale without restriction under Rule 144(k), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                      (c) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits, but only one copy thereof to each such seller), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents in order to facilitate the disposition of the Registrable Securities owned by such seller, as such seller may reasonably request;

                      (d) use its best efforts to register or qualify such Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, provided that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this subdivision (d);


                      (e) use its best efforts to cause all Registrable Securities covered by such registration statement or the intended method of resale thereof to be registered with or approved such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company or the intended method of resale of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                      (f) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller, promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

                      (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller of Registrable Securities at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any such amendment or supplement to which any such seller or any Requesting Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder; and

                      (h) in connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, to give the holders of Registrable Securities registered under such registration statement, and their counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

(C)     General Terms.

        (i)    Indemnification.

               (a) The Company shall indemnify the holder(s) of the Registrable Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such holders within the meaning of Section 15 of Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under Securities Act, the Exchange Act or otherwise, arising or related to from such registration statement or any filings made with any state securities regulatory agency or the NASD. The holder(s) of the Registrable Securities to be sold pursuant to such registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such holders, with respect to such holders, or their successors or assigns, in writing, for specific inclusion in such registration statement, provided that in no event shall any holder of the Registrable Securities be required to indemnify the Company of any loss, claim, damage, expense or liability which exceeds the amount of the actual net proceeds received by such holder pursuant to the sale of Registrable Securities pursuant to such registration statement.

               (b) If any action is brought against a party hereto ("Indemnified Party") in respect of which indemnity may be sought against the other party ("Indemnifying Party"), such Indemnified Party shall promptly notify Indemnifying Party in writing of the institution of such action and Indemnifying Party shall assume the defense of such action, including the employment and fees of counsel reasonably satisfactory to the Indemnified Party, and the payment of actual expenses. Such Indemnified

Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by Indemnifying Party in connection with the defense of such action, or (ii) Indemnifying Party shall not have employed counsel to defend such action, or (iii) such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which may result in a conflict between the Indemnified Party and Indemnifying Party (in which case Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events, the reasonable fees and expenses of not more than one additional firm of attorneys and, to the extent required, one firm to act as local counsel in each jurisdiction in which an action is pending, designated in writing by the Indemnified Party shall be borne by Indemnifying Party. Notwithstanding anything to the contrary contained herein, if Indemnified Party shall assume the defense of such action as provided above, Indemnifying Party shall not be liable for any settlement of any such action effected without its written consent.

               (c) If the indemnification or reimbursement provided for hereunder is finally judicially determined by a court of competent jurisdiction to be unavailable to an Indemnified Party (other than as a consequence of a final judicial determination of willful misconduct, bad faith or gross negligence of such Indemnified Party), then Indemnifying Party agrees, in lieu of indemnifying such Indemnified Party, to contribute to the amount paid or payable by such Indemnified Party (i) in such proportion as is appropriate to reflect the relative benefits received, or sought to be received, by Indemnifying Party on the one hand and by such Indemnified Party on the other or
(ii) if (but only if) the allocation provided in clause (i) of this sentence is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of Indemnifying Party and of such Indemnified Party; provided, however, that in no event shall the aggregate amount contributed by a holder of Registrable Securities exceed the profit, if any, earned by such holder pursuant to the re-sale of Registrable Securities pursuant to such registration statement.

               (d) The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

        (ii) Documents Delivered to Holders. The Company shall furnish to each holder participating in any of the foregoing offerings and to each Underwriter of any such offering, if any, a signed counterpart, addressed to such holder or Underwriter, of (a) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (b) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the NASD. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such holder shall reasonably request. The cost for the opinion of counsel and the "cold comfort" letter referenced in this section shall be borne by the Company.

        (iii) Rule 144. The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will upon the request of any holder of Registrable Securities, make publicly available other information, if such information is readily available by the Company and can be obtained by the Company without material expense) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

        (iv) Rule 144A. The Company covenants that, except at such times as the Company is a reporting company under Section 13 or 15(d) of the Exchange Act, the Company shall upon written request from any holder of Registrable Securities, provide to any such holder and to any prospective institutional transferee of Registrable Securities designated by such holder, such financial and other information as is available to the Company or can be obtained by the Company without material expense and as such holder may reasonably determine is required to permit a transfer of such Registrable Securities to comply with the requirements of Rule 144A promulgated by the Commission under the Securities Act.

        (v) Assignment. This provisions of this Section 5 shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of Registrable Securities as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities.

        (vi) Nominees for Beneficial Owners. In the event that Registrable Securities are held by a nominee for the beneficial owner hereof, the beneficial owner thereof may, at its option and by written notice to the Company, be treated as the holder of such Registrable Securities for the purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement ( or any determination of any percentage of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement).

(6)     Notices.

        All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt to the party to whom notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, return receipt requested, postage prepaid and properly addressed as follows: (A) if to the registered holder of the Common Stock or the Warrant, to the address of such holder as shown on the books of the Company, or (B) if to the Company, to its principal executive office.

(7)     Successors and Assigns.

        This subscription for Units and Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and the undersigned.

(8)     Applicable Law.

        Except when an interpretation of a federal and/or state securities laws is necessary or such law governs, this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(9)     Certification with Respect to Federal Dividend and Interest Payments:
        Back-up Withholding

        Under penalties of perjury, the undersigned, if he is a national or resident of the United States, hereby certifies to the Company as follows:

(A) The number shown below is the undersigned's Social Security or other taxpayer identification number and such number is the undersigned's correct taxpayer identification number; and

(B) the undersigned is not subject to back-up withholding either because the undersigned has not been notified by the Internal Revenue Service that the undersigned is subject to back-up withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to back-up withholding.

(10) Delivery of Certain Documents by Company. By signing below to accept this subscription, the Company acknowledges that this subscription is conditioned upon the undersigned's receipt of, and Company agrees to deliver to the undersigned:

(A) A favorable opinion, dated the date of the Company's acceptance of this subscription and addressed to the undersigned, from Muenz & Meritz, P.C. counsel to the Company, in form and substance satisfactory to the undersigned, as to the following matters: (i) the due and valid authorization and issuance and the fully paid and nonassessable nature of the Units, the component parts thereof and the Securities issuable upon exercise of the Warrants (the "Securities"),
(ii) the absence of any preemptive rights applicable to the issuance of the Securities, (iii) the absence of any required governmental or third party consents in connection with the transactions contemplated by this Agreement and the Warrants, (iv) the absence of conflicts with laws, judicial orders, charter documents and material contracts in connection with the transactions contemplated by this Agreement and the Warrants, (v) the due incorporation, valid existence and good standing of the Company and each of its subsidiaries,
(vi) the due authorization, execution and delivery by the Company of this Agreement and the Warrants and the binding and enforceable nature thereof.

(B) A copy of the Company's Certificate of Incorporation, as amended and certified by the Secretary of State of the state of the Company's incorporation.

(C) A copy of the Company's By-Laws, as amended, certified as of the date of the Company's acceptance of this Agreement, by the Secretary of the Company.

(D) A certificate of good standing, issued as of a date within ten days preceding the date of the Company's acceptance of this Agreement by the Secretary of State of the state of the Company's incorporation.

(11) Covenants.

(A) Use of proceeds. The Company will not use any portion of the proceeds from the sale of the Securities for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying, within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (the "Board of Governors"), as amended from time to time, any "margin stock" as defined in said Regulation U, or any "margin stock" as defined in Regulation G of the Board of Governors, as amended from time to time, or for the purpose of purchasing, carrying or trading in securities within the meaning of Regulation T of the Board of Governors, as amended from time to time, or for the purpose of reducing or retiring any indebtedness which both (i) was originally incurred to purchase any such margin stock or other securities and (ii) was directly or indirectly secured by such margin stock or other securities. None of the assets of the Company or any subsidiary of the Company has any present intention of acquiring any such "margin stock".

(12)    Press Releases.

        The undersigned and the Company agree to cooperate with respect to all press releases and other public disclosure regarding the existence of or the terms of this subscription agreement or the Warrants or the transactions contemplated hereby and thereby (or regarding any party in respect of any of the foregoing) (each a "Public Disclosure"), to provide the other parties advance copies thereof, and to consider in good faith any objection to any proposed Public Disclosure set forth by the other party. Any Public Disclosure must be approved by the other party hereto, which approval shall not be unreasonably delayed or withheld. Nothing in this Section 12 shall be deemed to prohibit any party from making any disclosure which its disclosure counsel deems necessary or advisable in order to satisfy such party's disclosure obligations imposed by law or the requirements of any securities exchange on which such party's securities are traded.

(13) Recalculation of Units.

(A) Should the Citi Growth Funds and American Re-Insurance Company not have completed their purchase of Units of the Company pursuant to a Subscription Agreement within ninety (90) days following December 10, 1997 (the "Purchase Period"), and should the closing price (as defined below) of the Company's Common Stock on the next trading day following the expiration of the Purchase Period (the "Recalculation Price"), be less than $6.00, the Company will issue additional shares of Common Stock to the undersigned ("Additional Subscription Shares"), with an equal number of Warrants ("Additional Warrants"), calculated by dividing the difference between $6.00 and the Recalculation Price by the Recalculation Price and then multiplying this quotient by the number of Common Stock shares originally purchased pursuant to this Agreement. For purposes of this Section 13, "closing price" shall be deemed to be: (i) the last sale price regular way as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (ii) if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices regular way for the Common Stock as reported by the Nasdaq National Market or Nasdaq Small Cap Market of the Nasdaq Stock Market, Inc. ("NASDAQ") or (iii) if the Common Stock is not listed or admitted for trading on any national securities exchange, and is not reported by NASDAQ, the average of the closing bid and asked prices in the over-the-counter market as furnished by the National Quotation Bureau, Inc. or if no such quotation is available, the fair market value of the Common Stock as determined in good faith by the Board of Directors of the Company.

        For example: The Citi Growth Funds and American Re-Insurance Company have not completed their purchase of Units of the Company within the Purchase Period. The subscriber originally purchased 100,000 shares of Common Stock. The closing price of the Common Stock on the day after the Purchase Period was $5.00. The difference between $6.00 and the Recalculation Price is $1.00. The difference, $1.00, divided by the Recalculation Price equals .20. By multiplying
 .20 times the original number of shares, (100,000), 20,000 Additional Subscription Shares, and an equal number of Additional Warrants, would be issued.

        $6.00 - $5.00 = $1.00
        $1.00 divided by $5.00 = .20
        .20 x 100,000 = 20,000 of Additional Subscription Shares + Additional Warrants

(B) Should the conditions described in Section 13(A) be met resulting in Additional Subscription Shares and Additional Warrants being issued to the undersigned and/or the Holder of the Warrant, then the Exercise Price of the Warrant shall be adjusted and calculated by multiplying the present Exercise Price of the Warrant times the quotient that resulted by dividing the Recalculation Price by $6.00.

        For example: The closing price of the Common Stock on the day after the Purchase Period was $5.00. The present Exercise Price, $5.75, will be multiplied by the quotient, .8333, that resulted by dividing the Recalculation Price, $5.00, by $6.00, resulting in an adjusted Exercise Price of $4.79.

        $5.75 x ($5.00 divided by $6.00) = $4.79

(C) Should the Citi Growth Funds and American Re-Insurance Company have completed their purchase of Units of the Company pursuant to a Subscription Agreement within ninety (90) days following December 10, 1997 (the "Purchase Period"), and should the Share Price that was offered to Citi Growth Funds and American Re-Insurance Company in the Subscription Agreement (the "Recalculation Price") be less than the Share Price in this Agreement, then the Company will issue additional shares of Common Stock to the undersigned ("Additional Subscription Shares"), with an equal number of Warrants ("Additional Warrants"), calculated by dividing the difference between $4.00 and the Recalculation Price by the Recalculation Price and then multiplying this quotient by the number of Common Stock shares originally purchased pursuant to this Agreement.

        For example: The Citi Growth Funds and American Re-Insurance Company have completed their purchase of Units of the Company within the Purchase Period at a Share Price of $3.00. The subscriber originally purchased 100,000 shares of Common Stock. The difference between $4.00 and the Recalculation Price is $1.00. The difference, $1.00, divided by the Recalculation Price equals .3333. By multiplying .3333 times the original number of shares, (100,000), 33,333 Additional Subscription Shares, and an equal number of Additional Warrants, would be issued.

        $4.00 - $3.00 = $1.00
        $1.00 divided by $3.00 = .3333
        .3333 x 100,000 = 33,333 of Additional Subscription Shares + Additional Warrants

(14)    Adjustment to Warrant Price

        Should the Citi Growth Funds and American Re-Insurance Company have completed their purchase of Units of the Company pursuant to a Subscription

Agreement within ninety (90) days following December 10, 1997 (the "Purchase Period"), and should the Warrant Exercise Price that was offered to Citi Growth Funds and American Re-Insurance Company in the Subscription Agreement (the "Recalculation Price") be less than the Warrant Exercise Price in this Agreement, then the Warrant Exercise Price for the Warrant issued pursuant to this Agreement shall be revised to be equal to the Warrant Exercise Price offered to Citi Growth Funds and American Re-Insurance Company.

(15)    Other Revisions.

        Should the Citi Growth Funds and American Re-Insurance Company have completed their purchase of Units of the Company pursuant to a Subscription Agreement within ninety (90) days following December 10, 1997 (the "Purchase Period"), and should the terms of Subscription Agreement offered to Citi Growth Funds and American Re-Insurance Company and accepted by the Company include in the definition of Registration Expenses the payment of legal fees and/or costs or disbursements of the undersigned and the Holder of the Warrant for the purpose of registering the Registrable Securities, then this Subscription Agreement and the Warrant granted on the date hereof, shall be amended to revise the definition of Registration Expenses as set forth in the Citi Growth Funds and American Re-Insurance Company Subscription Agreement and Warrant.

        IN WITNESS WHEREOF, the undersigned executes and agrees to be bound by this Agreement by executing the signature page attached hereon on the date thereon indicated.

                  THE INDIVIDUAL SUBSCRIBER SIGNATURE PAGE FOR
                           FIRST PRIORITY GROUP, INC.
                             SUBSCRIPTION AGREEMENT


Individual Subscribers       Date:
                                  -------------------------

Number of Units Subscribed for:
                               -----------------------

Amount of Subscription (at $4.01 per Unit) $
                                            ------------------


--------------------                        -----------------------------------
Social Security No.                         Print Name of Purchaser No. 1

                                            -----------------------------------
                                            Signature of Purchaser No. 1

                                            -----------------------------------
                                            Street Address

                                            -----------------------------------
                                            City, State, Zip Code

--------------------                        -----------------------------------
Social Security No.                         Print Name of Purchaser No. 2

                                            -----------------------------------
                                            Signature of Purchaser No. 2

                                            -----------------------------------
                                            Street Address

                                            -----------------------------------
                                            City, State, Zip Code

Manner in which Units are to be held (check one):

           Individual Ownership
----------

           Tenants-in-Common
----------

           Joint Tenant with Right of Survivorship
----------

           Community Property
----------


           Separate Property
----------

           Other (please indicate)
----------

                    THE ENTITY SUBSCRIBER SIGNATURE PAGE FOR
                           FIRST PRIORITY GROUP, INC.
                             SUBSCRIPTION AGREEMENT

Corporate or other Entity    Date:
                                  -----------------------

Number of Units Subscribed for:
                               ----------------------

Amount of Subscription (at $4.01 per Unit) $
                                            -------------------

--------------------                        --------------------------------
Federal ID No.                              Print Name of Entity

                                            By:
                                               -----------------------------
                                            Name:

                                            Title:

                                            --------------------------------
                                            Street Address

                                            --------------------------------
                                            City, State, Zip Code

Manner in which Units are to be held (check one):

               Partnership
--------------

               Limited Partnership
--------------

               Corporation
--------------

               Trust
--------------

               Limited Liability Company

--------------

               Limited Liability Partnership
--------------

               Other (please specify)
--------------

BY SIGNING BELOW THE UNDERSIGNED ACCEPTS THE FOREGOING SUBSCRIPTION AND AGREES TO BE BOUND BY ITS TERMS.

FIRST PRIORITY GROUP, INC.

By:                                     Date of Acceptance:
   ----------------------                                  -----------------
        Barry Siegel
        Chairman of the Board and
        Chief Executive Officer